As filed with the Securities and Exchange Commission on February 19, 2014

Registration No. 333-191239

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

POST EFFECTIVE AMENDMENT NO. 1

TO

FORM S-3

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

Comcast Corporation

NBCUniversal Media, LLC

Comcast Cable Communications, LLC

Comcast Cable Holdings, LLC

Comcast MO Group, Inc.

Comcast MO of Delaware, LLC

(Exact Name of Registrants as Specified in Their Charters)

Pennsylvania	27-0000798	One Comcast Center Philadelphia, Pennsylvania 19103-2838 (215) 286-1700
Delaware	14-1682529	30 Rockefeller Plaza New York, New York 10112-0015 (212) 664-4444
Delaware	23-2175755	One Comcast Center Philadelphia, Pennsylvania 19103-2838 (215) 286-1700
Delaware	84-1260157	One Comcast Center Philadelphia, Pennsylvania 19103-2838 (215) 286-1700
Delaware	91-2047743	One Comcast Center Philadelphia, Pennsylvania 19103-2838 (215) 286-1700
Delaware	84-1372033	One Comcast Center Philadelphia, Pennsylvania 19103-2838 (215) 286-1700
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)	(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Arthur R. Block, Esq.

Senior Vice President,

General Counsel and Secretary

Comcast Corporation

One Comcast Center

Philadelphia, Pennsylvania 19103-2838

(215) 286-1700

(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent For Service)

Copy to:

Bruce K. Dallas, Esq.

Davis Polk & Wardwell LLP

1600 El Camino Real

Menlo Park, California 94025

(650) 752-2000

Approximate date of commencement of proposed sale to the public: From time to time after this Registration Statement becomes effective.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☒

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer	☒	Accelerated filer	☐
Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

EXPLANATORY NOTE

This Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form S-3 (Registration No. 333-191239) (the “Registration Statement”) is being filed pursuant to Rule 462(d) of the Securities Act of 1933, as amended, solely to replace Exhibits 23.1 and 23.2 to the Registration Statement.

1

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16.	Exhibits and Financial Statement Schedules

(a)	The following exhibits are filed as part of this Registration Statement:

Exhibit No.	Document

23.1	Consent of Deloitte & Touche LLP (Comcast Corporation)*

23.2	Consent of Deloitte & Touche LLP (NBCUniversal Media, LLC)*

24.1	Powers of Attorney**

*	Filed herewith.
**	Filed previously.

SIGNATURES FOR COMCAST CORPORATION

Pursuant to the requirements of the Securities Act of 1933, Comcast Corporation certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, State of Pennsylvania, on February 19, 2014.

COMCAST CORPORATION

By:	/s/ Lawrence J. Salva
Name:	Lawrence J. Salva
Title:	Senior Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Brian L. Roberts	Chairman and CEO; Director (Principal Executive Officer)	February 19, 2014

* Ralph J. Roberts	Founder; Chairman Emeritus of the Board	February 19, 2014

* Michael J. Angelakis	Vice Chairman and CFO (Principal Financial Officer)	February 19, 2014

/s/ Lawrence J. Salva Lawrence J. Salva	Senior Vice President, Chief Accounting Officer and Controller (Principal Accounting Officer)	February 19, 2014

* Kenneth J. Bacon	Director	February 19, 2014

* Sheldon M. Bonovitz	Director	February 19, 2014

Edward D. Breen	Director	February 19, 2014

* Joseph J. Collins	Director	February 19, 2014

Signature	Title	Date

* J. Michael Cook	Director	February 19, 2014

* Gerald L. Hassell	Director	February 19, 2014

* Jeffrey A. Honickman	Director	February 19, 2014

* Eduardo G. Mestre	Director	February 19, 2014

* Johnathan A. Rodgers	Director	February 19, 2014

* Dr. Judith Rodin	Director	February 19, 2014

* By:	/s/ Lawrence J. Salva Lawrence J. Salva, Attorney-in-Fact

SIGNATURES FOR NBCUNIVERSAL MEDIA, LLC

Pursuant to the requirements of the Securities Act of 1933, NBCUniversal Media, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on February 19, 2014.

NBCUNIVERSAL MEDIA, LLC
By:	NBCUNIVERSAL, LLC, its sole member

By:	/s/ LAWRENCE J. SALVA
Name:	Lawrence J. Salva
Title:	Principal Accounting Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Brian L. Roberts	Principal Executive Officer of NBCUniversal Media, LLC	February 19, 2014

* Michael J. Angelakis	Principal Financial Officer of NBCUniversal Media, LLC; Director of NBCUniversal, LLC	February 19, 2014

* David L. Cohen	Executive Vice President; Director of NBCUniversal, LLC	February 19, 2014

* Arthur R. Block	Senior Vice President; Director of NBCUniversal, LLC	February 19, 2014

/s/ Lawrence J. Salva Lawrence J. Salva	Principal Accounting Officer of NBCUniversal Media, LLC	February 19, 2014

* By:	/s/ Lawrence J. Salva Lawrence J. Salva, Attorney-in-Fact

SIGNATURES FOR

COMCAST CABLE COMMUNICATIONS, LLC

Pursuant to the requirements of the Securities Act of 1933, Comcast Cable Communications, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, State of Pennsylvania, on February 19, 2014.

COMCAST CABLE COMMUNICATIONS, LLC

By:	/s/ LAWRENCE J. SALVA
Name:	Lawrence J. Salva
Title:	Senior Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Brian L. Roberts	Chairman (Principal Executive Officer)	February 19, 2014

* Michael J. Angelakis	Executive Vice President (Principal Financial Officer)	February 19, 2014

/s/ Lawrence J. Salva Lawrence J. Salva	Senior Vice President (Principal Accounting Officer)	February 19, 2014

COMCAST HOLDINGS CORPORATION

By:	* Arthur R. Block Senior Vice President	Sole Member	February 19, 2014

* By:	/s/ Lawrence J. Salva Lawrence J. Salva, Attorney-in-Fact

SIGNATURES FOR COMCAST CABLE HOLDINGS, LLC

Pursuant to the requirements of the Securities Act of 1933, Comcast Cable Holdings, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, State of Pennsylvania, on February 19, 2014.

COMCAST CABLE HOLDINGS, LLC

By:	/s/ LAWRENCE J. SALVA
Name:	Lawrence J. Salva
Title:	Senior Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Brian L. Roberts	Chairman (Principal Executive Officer)	February 19, 2014

* Michael J. Angelakis	Executive Vice President (Principal Financial Officer)	February 19, 2014

/s/ Lawrence J. Salva Lawrence J. Salva	Senior Vice President (Principal Accounting Officer)	February 19, 2014

COMCAST CABLE COMMUNICATIONS, LLC

By:	* Arthur R. Block Senior Vice President	Sole Member	February 19, 2014

* By:	/s/ Lawrence J. Salva Lawrence J. Salva, Attorney-in-Fact

SIGNATURES FOR COMCAST MO GROUP, INC.

Pursuant to the requirements of the Securities Act of 1933, Comcast MO Group, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, State of Pennsylvania, on February 19, 2014.

COMCAST MO GROUP, INC.

By:	/s/ LAWRENCE J. SALVA
Name:	Lawrence J. Salva
Title:	Senior Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Brian L. Roberts	Chairman (Principal Executive Officer)	February 19, 2014

* Michael J. Angelakis	Executive Vice President; Director (Principal Financial Officer)	February 19, 2014

* David L. Cohen	Executive Vice President; Director	February 19, 2014

* Arthur R. Block	Senior Vice President; Director	February 19, 2014

/s/ Lawrence J. Salva Lawrence J. Salva	Senior Vice President (Principal Accounting Officer)	February 19, 2014

* By:	/s/ Lawrence J. Salva Lawrence J. Salva, Attorney-in-Fact

SIGNATURES FOR COMCAST MO OF DELAWARE, LLC

Pursuant to the requirements of the Securities Act of 1933, Comcast MO of Delaware, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, State of Pennsylvania, on February 19, 2014.

COMCAST MO OF DELAWARE, LLC

By:	/s/ LAWRENCE J. SALVA
Name:	Lawrence J. Salva
Title:	Senior Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Brian L. Roberts	Chairman (Principal Executive Officer)	February 19, 2014

* Michael J. Angelakis	Executive Vice President (Principal Financial Officer)	February 19, 2014

/s/ Lawrence J. Salva Lawrence J. Salva	Senior Vice President (Principal Accounting Officer)	February 19, 2014

COMCAST OF GEORGIA/VIRGINIA, INC.

By:	* Arthur R. Block Senior Vice President	Sole Member	February 19, 2014

* By:	/s/ Lawrence J. Salva Lawrence J. Salva, Attorney-in-Fact

EXHIBIT INDEX

Exhibit No.	Document

23.1	Consent of Deloitte & Touche LLP (Comcast Corporation)*

23.2	Consent of Deloitte & Touche LLP (NBCUniversal Media, LLC)*

24.1	Powers of Attorney**

*	Filed herewith.
**	Filed previously.